Exhibit 10.1

AGREEMENT AND THIRD AMENDMENT TO

CREDIT AGREEMENT

This Agreement and Third Amendment to Credit Agreement (this “Amendment”) dated as of January 20, 2006 among the financial institutions (collectively, the “Lenders”) party to the hereinafter-defined Credit Agreement and TETRA TECHNOLOGIES, INC. (the “Parent”), a Delaware corporation;

W I T N E S S E T H:

WHEREAS, the Parent, the Lenders, Bank One, NA (predecessor to JPMorgan Chase Bank, National Association) and Wells Fargo Bank N.A., as Syndication Agents, Comerica Bank, as Documentation Agent, and Bank of America, National Association, as Administrative Agent, executed and delivered that certain Credit Agreement (as amended and supplemented to the date hereof, the “Credit Agreement”) dated as of September 7, 2004; and

WHEREAS, the Parent has requested that each Lender increase its Revolving Commitment, with each Lender to have a pro rata increase in its Revolving Commitment, and each Lender has agreed to so increase its Revolving Commitment;

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parent and the Lenders do hereby agree as follows:

Section 1. The following definition contained in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.07 and (b) assignments by or to such Lender pursuant to Section 9.04. The amount of each Lender’s Revolving Commitment is set forth on Schedule 2.01, as the same may be amended from time to time, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The current aggregate amount of the Lenders’ Revolving Commitments is $200,000,000.

Section 2. Schedule 2.01 of the Credit Agreement is hereby deleted and there is hereby substituted therefor a new Schedule 2.01, which shall be identical to Schedule 2.01, attached hereto and hereby made a part hereof.

Section 3. The increase in the Revolving Commitments effected by this Amendment has not been effected using the provisions of Section 2.07(d) of the Credit Agreement (all the Lenders having consented to such increase, and each Lender having agreed to increase its own

Revolving Commitment, there was no need to use the procedure described in Section 2.07(d) of the Credit Agreement which does not require the consent of the Lenders). Therefore, while Section 2.07(d) of the Credit Agreement requires that no Eurocurrency Loan be outstanding on the effective date of any increase in the Revolving Commitments effected thereunder, there is no such requirement in connection with the effectiveness of this Amendment.

Section 4. Conditions. This Amendment shall not become effective until (a) the Administrative Agent (or its counsel) has received from the Loan Parties and all of the Lenders either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy or e-mail transmission of a signed signature page of this Amendment) that such party has signed counterparts of this Amendment; (b) the Parent has executed and delivered to the Administrative Agent for each Lender a new Note in the maximum principal amount of such Lender’s Revolving Commitment and substantially in the form of Exhibit C-1 to the Credit Agreement, and (c) the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Parent, the authorization of the execution, delivery and performance of this Amendment and the new Notes by the Parent and any other legal matters relating to this Amendment; but if all of such conditions have not been satisfied by 5:00 p.m., Houston time, on the date hereof, then this Amendment shall be of no force or effect. The Administrative Agent shall give, or cause to be given, prompt notice to the Parent and the Lenders as to whether the conditions specified in the immediately preceding sentence have been satisfied by the deadline set forth therein; such notice may be oral, telephonic, written (including telecopied) or by e-mail.

Section 5. Representations True; No Default. The Parent represents and warrants that the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent any such representation or warranty is expressly limited to an earlier date, in which case, on and as of the date hereof, such representation or warranty shall continue to be true and correct in all material respects as of such specified earlier date. The Parent hereby certifies that no Default or Event of Default has occurred and is continuing.

Section 6. Ratification. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.

Section 7. Definitions and References. Any term used in this Amendment that is defined in the Credit Agreement shall have the meaning therein ascribed to it. The terms “Agreement” and “Credit Agreement” as used in the Loan Documents or any other instrument, document or writing furnished to the Administrative Agent or any lender by any Loan Party and referring to the Credit Agreement shall mean the Credit Agreement as hereby amended.

Section 8. Expenses; Additional Information. The Parent shall pay to the Administrative Agent all reasonable expenses incurred in connection with the execution of this Amendment and the new Notes. The Parent shall furnish to the Administrative Agent all such other documents, consents and information relating to the Parent and its Subsidiaries as the Administrative Agent or any Lender may reasonably require.

Section 9. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrowers and the Lenders and their respective successors, assigns, receivers and trustees (but the Borrowers shall not assign their rights hereunder without the express prior written consent of the Administrative Agent and each Lender); (b) may be modified or amended only by a writing signed by the party against whom the same is to be enforced; (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement, and (d) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

THE LOAN DOCUMENTS (INCLUDING THIS AMENDMENT) REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers, effective as of the date first above written.

TETRA TECHNOLOGIES, INC.,

a Delaware corporation

By: /s/Geoffrey M. Hertel

Name: Geoffrey M. Hertel

Title: President & CEO

BANK OF AMERICA, NATIONAL

ASSOCIATION

By: /s/David A. Batson

Name: David A. Batson

Title: SVP

JPMORGAN CHASE BANK, NATIONAL

ASSOCIATION, successor to Bank One, NA

By: /s/Matthew Smith

Name: Matthew Smith

Title: VP

WELLS FARGO BANK, N.A.

By: /s/C. David Allman

Name: C. David Allman

Title: Vice President

[unnumbered signature page to TETRA Technologies, Inc. Credit Agreement Third Amendment]

COMERICA BANK

By: /s/Mona M. Foch

Name: Mona M. Foch

Title: Senior Vice President - Texas Division

COMPASS BANK

By: /s/D. G. Mills

Name: D. G. Mills

Title: Senior Vice President

DnB NOR BANK ASA

By: /s/Espen Kvilekval

Name: Espen Kvilekval

Title: Senior Vice President

By: /s/Peter M. Dodge

Name: Peter M. Dodge

Title: Senior Vice President

BANK OF AMERICA, NATIONAL

ASSOCIATION, as Administrative Agent

By: /s/David A. Johanson

Name: David A. Johanson

Title: Vice President

Schedule 2.01 – Commitments

[unnumbered signature page to TETRA Technologies, Inc. Credit Agreement Third Amendment]

Each Guarantor executes this Amendment to evidence its (a) consent, to the extent such consent is necessary or required, to the execution and delivery by the Parent of the Amendment; (b) confirmation that the Guaranty continues to cover all of the Debt (as such term is defined in the Guaranty), including Debt incurred under the Credit Agreement as amended by the Amendment, with the obligations of such Guarantor under the Guaranty limited as set forth therein, and (c) acknowledgement that the Lenders would not have executed this Amendment but for such consent and confirmation.

TETRA APPLIED HOLDING COMPANY

TETRA INTERNATIONAL INCORPORATED

TETRA MICRONUTRIENTS, INC.

TETRA PROCESS SERVICES, L.C.

TETRA THERMAL, INC.

MARITECH RESOURCES, INC.

SEAJAY INDUSTRIES, INC.

TETRA INVESTMENT HOLDING CO., INC.

TETRA FINANCIAL SERVICES, INC.

COMPRESSCO, INC.

PROVIDENCE NATURAL GAS, INC.

TETRA APPLIED LP, LLC

TETRA APPLIED GP, LLC

TETRA PRODUCTION TESTING GP, LLC

TPS HOLDING COMPANY, LLC

MARITECH HOLDINGS, INC.

MARITECH LOUISIANA, LLC

MARITECH PARTNER, LLC

By: /s/Bruce A. Cobb

Bruce A. Cobb

Treasurer of each of the above-named

corporations and limited liability companies

T-PRODUCTION TESTING, LLC

By: TETRA Applied Technologies, L.P.,

its sole member

By: TETRA Applied GP, LLC,

its general partner

By: /s/Bruce A. Cobb

Bruce A. Cobb

Treasurer

[unnumbered signature page to TETRA Technologies, Inc. Credit Agreement Third Amendment]

TETRA PRODUCTION TESTING SERVICES,

L.P.

By: TETRA Production Testing GP, LLC,

its general partner

By: TETRA Applied Holding Company,

its sole member

By: /s/Bruce A.Cobb

Bruce A. Cobb

Treasurer

TETRA APPLIED TECHNOLOGIES, L.P.

By: TETRA Applied GP, LLC,

its general partner

By: TETRA Applied Holding Company,

its sole member

By: /s/Bruce A. Cobb

Bruce A. Cobb

Treasurer

TETRA REAL ESTATE, LLC

By: TETRA Technologies, Inc.,

its sole member

By: /s/Joseph M. Abell, III

Joseph M. Abell, III

Senior Vice President &

Chief Financial Officer

[unnumbered signature page to TETRA Technologies, Inc. Credit Agreement Third Amendment]

TETRA REAL ESTATE, LP

By: TETRA Real Estate, LLC,

its general partner

By: TETRA Technologies, Inc.,

its sole member

By: /s/Joseph M. Abell, III

Joseph M. Abell, III

Senior Vice President &

Chief Financial Officer

COMPRESSCO TESTING, L.L.C.

By: /s/Geoffrey M. Hertel

Geoffrey M. Hertel

Manager

COMPRESSCO FIELD SERVICES, INC.

By: /s/Bruce A. Cobb

Bruce A. Cobb

Treasurer

By: /s/Geoffrey M. Hertel

Geoffrey M. Hertel

Vice President

MARITECH TIMBALIER BAY, LP

By: MARITECH LOUISIANA, LLC,

its general partner

By: /s/Bruce A. Cobb

Bruce A. Cobb

Treasurer

[unnumbered signature page to TETRA Technologies, Inc. Credit Agreement Third Amendment]